UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                             Trans-Lux Corporation
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             (Exact name of registrant as specified in its charter)

       Delaware                                               13-1394750
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(State of incorporation                                    (I.R.S. Employer
 or organization)                                         Identification No.)


   110 Richards Avenue, Norwalk, CT                            06856-5090
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(Address of principal executive offices)                       (Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:


           Title of each class                    Name of each exchange on which
           to be so registered                    each class is to be registered
           -------------------                    ------------------------------

8 1/4% Limited Convertible Senior                    American Stock Exchange
Subordinated Notes due 2012


    If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

    If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

    Securities Act registration statement file number to which this form relates:______________(if applicable)

    Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
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                                (Title of class)

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                                (Title of class)


                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be registered.

    Reference is made to pages 24 through 32 of the Offering Circular contained as Exhibit (a)(1)(A) in the Registrant's Schedule TO under the Securities Exchange Act of 1934 for a description of the Registrant's 8 1/4% Limited Convertible Senior Subordinated Notes due 2012,which description is incorporated herein by reference.

Item 2.  Exhibits.

    Reference is made to Exhibit (d)(1) of the Registrant's Schedule TO under the Securities Exchange Act of 1934 for the form of proposed Indenture between the Registrant and Wells Fargo Bank, N.A., and the form of Note contained therein, which exhibits are incorporated herein by reference.


                                   SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)    TRANS-LUX CORPORATION
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Date            April 6, 2004
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By:             /s/ Angela D. Toppi
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                Angela D. Toppi, Executive Vice President and Secretary